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                                                                   Exhibit 10(e)

                               GUARANTEE AGREEMENT

                                     BETWEEN

              MASSACHUSETTS HIGHER EDUCATION ASSISTANCE CORPORATION
             DOING BUSINESS AS AMERICAN STUDENT ASSISTANCE GUARANTOR

                                       AND

       THE FIRST NATIONAL BANK OF CHICAGO, NOT IN ITS INDIVIDUAL CAPACITY
                      BUT SOLELY AS ELIGIBLE LENDER TRUSTEE
                 ON BEHALF OF KEYCORP STUDENT LOAN TRUST 1996-A


         WHEREAS, Massachusetts Higher Education Assistance Corporation doing business as American Student Assistance Guarantor (hereinafter "ASA"), of 330 Stuart Street, Boston, Massachusetts 02116, a private nonprofit corporation created by Chapter 298 of the Acts of 1956 of the Commonwealth of Massachusetts, administers several loan guarantee programs providing financial assistance to and on behalf of students enrolled in programs higher education; and

         WHEREAS,The First National Bank of Chicago, Dot in its individual capacity but solely as Eligible Lender trustee on behalf of KeyCorp Student Loan Trust 1996-A, pursuant to the Trust Agreement dated as of __________, 1996, between KeyBank USA, National Association, and the Eligible Lender Trustee, as the same may be amended, including by way of amendment and restatement, from time to time (the "Trust Agreement"), with its principal office located at One First National Plaza, Suite 0126, Chicago, Illinois 60670, Attention: Corporate Trust Administration (hereinafter "LENDER"), qualifies as an eligible lender under one or more of these programs, fulfilling such criteria as have been set forth by federal and state statute and regulation, and those set forth by the Board of Directors of ASA pertaining to the particular program; and

         WHEREAS, LENDER is wiling to hold loans made to eligible borrowers as such are defined in this agreement and in the policies of ASA, and ASA is willing to guarantee the payment of principal and interest in the event of the borrower's default of repayment in accordance with the terms and conditions set forth herein;

         NOW THEREFORE, in consideration of the mutual covenants contained herein, ASA and LENDER agree as follows:

SECTION 1.  DEFINITIONS

         1. "AGREEMENT" - shall mean this GUARANTEE agreement to the extent that LENDER and ASA have indicated the willingness of each to participate in the programs as evidenced by signature or initial.




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         2. "BORROWER" - shall mean any person or persons executing a promissory note individually or jointly for the purpose of obtaining funds pursuant to loans held by LENDER under one of the programs authorized by this Agreement.

         3. "DEFAULT" - shall mean the failure of the BORROWER and endorser, if any, or joint BORROWERS on a PLUS loan, to make an installment payment when due, or to meet other terms of the promissory note, if ASA finds it reasonable to conclude that the BORROWER and endorser, if any, no longer intend to honor the obligation to repay, provided that this failure persists for (1) 180 days for a loan repayable in monthly installments; or (2) 240 days for a loan repayment in less frequent installments.

         4. "DUE DILIGENCE" - shall mean the utilization by LENDER of policies, practices and procedures in the origination, servicing and collection of loans which are consistent with LENDER's policies, practices and procedures applicable to its other consumer loan and credit portfolios and which comply with the requirements of federal and state statute and regulation and ASA policies. DUE DILIGENCE includes, but is not limited to, the remission of guarantee fees to ASA in an amount and time frame as specified by ASA.

         5. "FORMS" - shall mean such application forms, promissory notes and administrative forms as are provided by and/or required by ASA for participation in any of the programs authorized by this AGREEMENT.

         6. "GUARANTEE" - shall mean the guarantee of payment given by ASA to LENDER by which ASA covenants to pay to LENDER such principal and interest as may be provided by the terms of each program after being assured that LENDER has exercised DUE DILIGENCE in its origination, servicing and collection and that the necessary documents have been submitted to ASA in the form required.

         7. "LIMITATION, SUSPENSION OR TERMINATION" - shall mean the restrictions imposed by ASA upon LENDER's continued participation in any of the programs authorized by this AGREEMENT. The cause of such restrictions, the process by which such restrictions may be imposed, and their nature and scope are set forth in Section 3 of this AGREEMENT.

         8. "RESERVE FUND" - shall mean the reserve account maintained by ASA as a source from which to pay loan losses and to assure LENDER of ASA's ability to perform its commitments to LENDER under this Agreement.

         9. "SCHOOL" - shall mean a public or independent college, professional, scientific, technical or vocational institution offering programs of postsecondary education which are approved for participation in any of the programs authorized by this AGREEMENT.

         10. "FEDERAL FAMILY EDUCATION LOAN PROGRAM" - shall mean the Stafford Loan, PLUS Loan, Supplementary Loans for Students, Consolidation Loan programs and other federal education loan programs administered by ASA.



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SECTION 2.  TERMS AND CONDITIONS OF LOANS ORIGINATED AND HELD UNDER THE FEDERAL
            FAMILY EDUCATION LOAN PROGRAM ADMINISTERED BY ASA

         1. Statutes governing the FEDERAL FAMILY EDUCATION LOAN PROGRAM are enacted as Part B of Title IV of the Higher Education Act of 1965, as amended (20 U.S.C section 1071 et seq.) (hereinafter the "Higher Education Act"). Regulations affecting program administration are adopted by the Secretary of the and "USDOE" and are published in the Code of Federal Regulations. Proposed revisions to such Regulations are published in the Federal Register.

         2. ASA participates in the FEDERAL FAMILY EDUCATION LOAN PROGRAM as a private nonprofit guarantee agency pursuant to several contractual agreements with USDOE. These agreements confer eligibility upon borrowers to receive full or partial interest subsidy, upon lenders to receive special allowance payments and upon ASA to receive insurance and reinsurance payments in the event of death, disability, bankruptcy or DEFAULT. ASA hereby represents and covenants that it will structure and operate its programs in such a manner as to preserve to the fullest extent possible the benefits of these federal agreements.

         3. As security for the performance of its obligations hereunder, ASA covenants and agrees that it will, at all times, maintain a reserve consisting of cash, certificates of deposit, marketable securities or other assets having value of not less than the minimum requirement, as set forth in the Higher Education Act, and all implementing regulations, as amended.

         4. LENDER covenants that it will comply with all applicable requirements of federal and state statutes and regulations and with all requirements of policies of ASA, which are published or of which LENDER is advised. Further LENDER will administer the ASA FEDERAL FAMILY EDUCATION LOAN PROGRAM in conformity with sound lending practices and standards of DUE DILIGENCE as applied to the programs.

         5. In its administration of the FEDERAL FAMILY EDUCATION LOAN PROGRAM, LENDER shall utilize forms approved and distributed by ASA and/or by USDOE. LENDER will also be authorized to collect and shall collect such fees as may be required of the BORROWER, by ASA, or USDOE, and shall direct the payment or allocation of such fees as directed.

         6. In the event of the DEFAULT, death, total and permanent disability or discharge in bankruptcy of a BORROWER, as such events are defined in applicable law and regulation, ASA will accept a claim for payment upon its GUARANTEE and, if satisfied the standards of DUE DILIGENCE have been met, make payment to LENDER in an amount equal to the outstanding and unpaid principal amount plus interest accrued since the date of last payment or maturity to the date of payment by ASA. In addition, in the event that ASA fails to pay a claim to LENDER timely in accordance with applicable federal law and regulation, ASA shall, upon written request from LENDER, pay to LENDER an amount equivalent to the applicable federal special


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allowance payment, if any, calculated for the period between termination of the
Secretary's obligation to pay special allowance to LENDER and the date of payment by ASA.

         7. LENDER agrees that it will prepare and make available such reports or other information as may be reasonably required by ASA or USDOE and further, that independent auditors or authorized representatives of ASA or USDOE shall have access to the operations and financial records and procedures pertaining to the Stafford, Plus, SLS and Consolidation programs or any other federal program administered by ASA, to the extent applicable.

         8. If LENDER shall violate, or fail to comply with, any of the terms of this Agreement, it shall become liable to ASA in an amount equal to the damages sustained by ASA by virtue of such violation or failure to comply. ASA may, at its option, and in addition to any other remedies available to it at law or in equity, invoke and apply the provisions of Section 3. of this AGREEMENT relating to LIMITATION, SUSPENSION OR TERMINATION. If ASA shall violate, or fail to comply with, any of the terms of this AGREEMENT, it shall become liable to LENDER in an amount equal to the damages sustained by LENDER by virtue of such violations or failure to comply. In no event shall either party be liable for any profits lost, or for any special, consequential, incidental or contingent damages, arising out of or in connection with the AGREEMENT (even if it has been advised of the possibility of such damages by the other party).

SECTION 3.  LIMITATION, SUSPENSION AND TERMINATION OF LENDER PARTICIPATION

         1. Lenders participating in the FEDERAL FAMILY EDUCATION LOAN PROGRAM administered ASA are expected to administer their loan portfolios in accordance with applicable federal and state law and regulations, ASA policies, and sound lending practices.

         2. In the event that ASA determines that LENDER's administration of such programs does not satisfy the required levels of DUE DILIGENCE or ASA receives reliable information that LENDER is in violation of applicable laws, regulations, special arrangements, agreements, or limitations. ASA will inform LENDER of the noted deficiencies and of corrective actions required in order to continue participation.

         3. LENDER shall implement the recommended corrective action and/or take other action to rectify each of the administrative deficiencies noted by ASA within the time specified by ASA or as agreed to by LENDER and ASA.

         4. In the event that LENDER falls to rectify such deficiencies in a timely and prudent manner, ASA may, in its discretion, impose LIMITATION, SUSPENSION OR TERMINATION sanctions as it may deem appropriate, after affording LENDER an opportunity to respond ASA may impose such sanctions on LENDER without a hearing, however, if ASA determines that emergency action is necessary in order to prevent monetary loss to ASA and the federal government. LENDER may appeal any LIMITATION, SUSPENSION OR TERMINATION sanctions by ASA.



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         5. LIMITATION sanctions provide for the continued participation of
LENDER but subject to such special conditions, procedures or timetables as may be established by ASA.

         6. SUSPENSION sanctions include the temporary termination of LENDER's eligibility for participation for a specified period of time or until LENDER satisfies the standards established by ASA to remove the SUSPENSION.

         7. TERMINATION sanctions may be invoked by ASA where the administrative deficiencies are substantial and where LENDER has not taken timely corrective action. TERMINATION of LENDER's eligibility for participation will be effected after having provided LENDER with an opportunity for a hearing. Restoration of LENDER's eligibility for participation can be accomplished only upon submission of a new application for such participation and ASA's approval of such application after consideration of eligibility standards then required by the Board of Directors.

         8. Any LIMITATION, SUSPENSION OR TERMINATION hereunder shall be prospective only and shall not affect the obligations of the parties hereto which were incurred prior to such LIMITATION, SUSPENSION OR TERMINATION.

SECTION 4.  GENERAL PROVISIONS

         1. This AGREEMENT may be modified only by written agreement of the parties hereto. Any waiver, modification or failure to insist upon the strict performance of the duties of either party to this AGREEMENT shall not be construed as a waiver or modification generally or of such particular condition in a subsequent instance.

         2. Notwithstanding any other provision, condition or agreement herein, and pursuant to Section 4042 of the Student Loan Reform Act of 1993, amending
Section 422 of the Higher Education Act (20 US.C Section,1072), this AGREEMENT may be terminated by the Secretary upon thirty (30) days' notice to the contracting parties if the Secretary determines that this AGREEMENT includes an impermissible transfer of the reserve funds or assets of a guarantee agency or is otherwise inconsistent with the terms and purposes of Section 422 of the Higher Education Act.

         3. This AGREEMENT may be terminated by either party at anytime by providing at least thirty (30) days' written notice of such termination to the other party hereto. Such termination, however, shall be prospective only and shall not affect the obligations of the parties hereto which were incurred prior to such termination.

         4. By checking below, LENDER signifies its intent to participate in the programs checked.

                  [x] Participation in the Federal Stafford Loan Program
                  [x] Participation in the unsubsidized Federal Stafford Loan
                      Program
                  [x] Participation in the Federal PLUS Loan Program
                  [x] Participation in the Federal Supplemental Loans for
                      Students (SLS) Program


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         IN WITNESS WHEREOF, ASA and LENDER have caused this instrument to be executed by duly authorized officers and affixed with the corporate seal of each as of the day and year indicated below.



THE FIRST NATIONAL BANK OF CHICAGO, NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY AS ELIGIBLE LENDER TRUSTEE ON BEHALF OF KEYCORP STUDENT LOAN TRUST 1996-A


By:
             --------------------------

Printed Name:
             --------------------------

Title:
             --------------------------

Date:                         , 1996
             -----------------

Witness:
             --------------------------

EIN#:        36-7111819
             --------------------------

Lender Code: 833220
             --------------------------



MASSACHUSETTS HIGHER EDUCATION ASSISTANCE CORPORATION
    D/B/A AMERICAN STUDENT ASSISTANCE GUARANTOR


By:
             --------------------------

Printed Name:
             --------------------------

Title:
             --------------------------

Date:                         , 1996
             -----------------

Witness:
             --------------------------


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                      RIDER TO GUARANTEE AGREEMENT BETWEEN
                      AMERICAN STUDENT ASSISTANCE GUARANTOR
               AND THE FIRST NATIONAL BANK OF CHICAGO, NOT IN ITS
            INDIVIDUAL CAPACITY BUT SOLELY AS ELIGIBLE LENDER TRUSTEE
                 ON BEHALF OF KEYCORP STUDENT LOAN TRUST 1996-A,
                          DATED AS OF __________, 1996


         Reference is made to a certain Guarantee Agreement of even date herewith (the "Agreement") by and between Massachusetts Higher Education Assistance Corporation doing business as American Student Assistance Guarantor ("ASA") and The First National Bank of Chicago, not in its individual capacity but solely as Eligible Lender Trustee on behalf of KeyCorp Student Loan Trust 1996-A (the "Lender"), pursuant to the Trust Agreement dated as of __________, 1996, between KeyBank USA, National Association, and the Eligible Lender Trustee, as the same may be amended, including by way of amendment and restatement, from time to time.

         1. This Rider to the Agreement is made a part thereof and to the extent any conflict exists between the provisions of the Agreement and those in this Rider, the provisions in this Rider shall control.

         2. Capitalized terms used herein and not otherwise defined shall have the meanings assigned thereto in the Higher Education Act of 1965, as amended, Title IV, Part B.

         3. The foregoing provisions of the Agreement notwithstanding, the following provision shall apply:

                  The rights and obligations accruing under the Agreement shall be applicable to and enforceable by and against the Lender, not in its individual capacity but solely as Eligible Lender Trustee on behalf of KeyCorp Student Loan Trust 1996-A, notwithstanding the fact that it may purchase rather than itself originate such loans, guaranteed by ASA under the Agreement, as shall be identified, referenced and contained in the KeyCorp Student Loan Trust 1996-A; provided, however, that ASA shall he provided reasonable notice of any proposed sale to and purchase by the Lender of such loans pursuant to the terms of the Trust by or on behalf of the Lender.




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         4. This Rider to the Agreement is also a part of a certain Certificate of Comprehensive Insurance of even date between ASA and the Lender, and shall apply thereto upon the same terms and conditions as are contained herein.

         5. ASA agrees upon written request to furnish a supply of its most recent audited financial statements to any holder of record of notes, certificates or other securities issued by KeyCorp Student Loan Trust 1996-A, provided, however, that ASA may, in its discretion, first verify the identity of any such bolder of record with KeyBank USA, National Association, prior to fulfilling this requirement.

         6. Except as provided herein, the Agreement and the Certificate of Comprehensive Insurance shall remain in full force and effect.



THE FIRST NATIONAL BANK OF CHICAGO, NOT IN ITS INDIVIDUAL
CAPACITY BUT SOLELY AS ELIGIBLE LENDER TRUSTEE
ON BEHALF OF KEYCORP STUDENT LOAN TRUST 1996-A


By:
             --------------------------

Printed Name:
             --------------------------

Title:
             --------------------------

Date:                         , 1996
             -----------------



MASSACHUSETTS HIGHER EDUCATION ASSISTANCE CORPORATION
D/B/A AMERICAN STUDENT ASSISTANCE GUARANTOR


By:
             --------------------------

Printed Name:
             --------------------------

Title:
             --------------------------

Date:                         , 1996
             -----------------

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                     CERTIFICATE OF COMPREHENSIVE INSURANCE
                     --------------------------------------


(For Consolidation Loans made in accordance with the Federal Family Education Loan Program of the Higher Education Act of 1965, as amended.

Massachusetts Higher Education Assistance Corporation doing business as American Student Assistance Guarantor (hereinafter the "Agency") authorizes that all Consolidation Loans made in conformity with the requirements of the Federal Family Education Loan Program of the Higher Education Act of 1965, as amended, by The First National Bank of Chicago, not in its individual capacity but solely as Eligible Lender Trustee on behalf of KeyCorp Student Loan Trust 1996-A, pursuant to the Trust Agreement dated as of __________, 1996, between KeyBank USA, National Association, and the Eligible Lender Trustee, as the same may be amended, including by way of amendment and restatement, from time to time (hereinafter the "Lender"), are fully insured against loss of principal and interest by the Agency, provided:

1. The Lender has determined to its satisfaction, in accordance with reasonable and prudent business practices, for each loan being consolidated -

         (a) that the loan is a legal, valid, and binding obligation of the borrower;
         (b) that such loan was made and serviced in compliance with applicable laws and regulations; and
         (c)      that the insurance on such loan is in full force and effect.

2. The Consolidation Loan(s) will be made on or after July 1, 1987, unless limited by the Act.

3. The total unpaid principal amount of all Consolidation Loans made under this certificate is equal to or less than $500,000,000.00.

4. If the Lender, prior to expiration of this certification, no longer proposes to acquire Consolidated Loans, the Lender will so notify the Agency in order that the certificate may be terminated. Such termination shall not affect the insurance on any Consolidation Loan acquired prior to such termination.

5. The Lender's loan consolidation program practices are subject to the Agency's Guaranteed Loan Program Lender Participation Limitation, Suspension or Termination procedures. The insurance on any loan(s) made under this certificate prior to the Agency's imposition of a limitation, suspension or termination action shall not be affected by such action.

6. The Lender complies with the Agency's Federal Consolidation Loan policies and procedures.

7. The Lender notifies the Agency of the alternative repayment terms which will be offered by the Lender.




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The Agency's office at 330 Stuart Street, Boston, Massachusetts 02116, is designated as the office which will process claims and perform other related administrative functions.


_________________________________       _______________________________________
President                               Date


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